                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                            THE ARISTOTLE CORPORATION
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1. Title of each class of securities to which transaction applies:

    2. Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4. Proposed maximum aggregate value transaction:

    5. Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

    1. Amount previously paid:

    2. Form, Schedule or Registration Statement No.:

    3. Filing Party:

    4. Date Filed:

                           THE ARISTOTLE CORPORATION

                              -------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 18, 2004
                              -------------------

To the Stockholders of
THE ARISTOTLE CORPORATION:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of THE ARISTOTLE CORPORATION (the 'Company') will be held on Friday, June 18, 2004 at 2:00 P.M., EDT, at the Hyatt Regency Greenwich, 1800 E. Putnam Avenue, Old Greenwich, Connecticut for the following purposes:

        1. To elect eight directors of the Company;

        2. To vote upon a proposal to ratify the selection of independent auditors; and

        3. To transact such other business as may properly come before the meeting and any adjournment thereof.

    Only stockholders of record at the close of business on April 30, 2004 are entitled to notice of, and to vote at, the Annual Meeting of Stockholders. A list of these stockholders will be available at the Company's headquarters, 96 Cummings Point Road, Stamford, Connecticut, before the Annual Meeting.

    Your attention is directed to the Proxy Statement submitted with this notice. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE DATE AND SIGN THE ENCLOSED FORM(S) OF PROXY AND RETURN THEM PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU OWN BOTH SHARES OF COMMON STOCK AND SERIES I PREFERRED STOCK, PLEASE COMPLETE AND RETURN EACH OF THE FORMS OF PROXY. THE WHITE FORM SHOULD BE SIGNED WITH RESPECT TO YOUR SHARES OF COMMON STOCK AND THE FORM WITH THE BLACK STRIPE SHOULD BE SIGNED WITH RESPECT TO YOUR SHARES OF SERIES I PREFERRED STOCK. IF YOU DO NOT OWN SHARES OF BOTH CLASSES OF STOCK, ONLY ONE FORM OF PROXY IS ENCLOSED, AND YOU SHOULD SIGN, DATE AND RETURN SUCH PROXY. IN THE EVENT A STOCKHOLDER DECIDES TO ATTEND THE MEETING, SUCH STOCKHOLDER MAY REVOKE SUCH PROXY AND VOTE SUCH SHARES IN PERSON. No postage need be affixed to the enclosed envelope if mailed in the United States.

                                          By Order of the Board of Directors

                                          H. WILLIAM SMITH

                                          H. William Smith
                                          Secretary

April 29, 2004

                           THE ARISTOTLE CORPORATION
                             96 CUMMINGS POINT ROAD
                               STAMFORD, CT 06902
                                 (203) 358-8000

                             ---------------------
                                PROXY STATEMENT
                             ---------------------

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of The Aristotle Corporation (the 'Company') of proxies to be used at the 2004 Annual Meeting of Stockholders to be held at the Hyatt Regency Greenwich, 1800 E. Putnam Avenue, Old Greenwich, Connecticut on June 18, 2004 at 2:00 P.M., EDT. In addition to solicitation of proxies by mail, the directors, officers and employees of the Company may solicit proxies personally, by telephone, facsimile, or telegram. The expense of all such solicitation, including the cost of preparing, printing and mailing this Proxy Statement, will be borne by the Company. The Company will, upon request, reimburse brokers, banks, or other persons for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of the Company's shares. This Proxy Statement and the accompanying proxy and the Company's Annual Report to Stockholders, which contains financial statements for the year ended
December 31, 2003, will first be mailed to stockholders of the Company on or about May 17, 2004.

    If the enclosed form(s) of proxy are signed and returned, they will be voted as directed by the stockholder. If no directions are given, proxies will be voted (i) FOR the election as directors of all of the nominees specified therein and (ii) FOR the ratification of the selection of KPMG LLP ('KPMG') as independent auditors for the 2004 fiscal year. A proxy may be revoked at any time, insofar as the authority granted thereby has not been exercised at the meeting, by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. Any stockholder present at the meeting may vote personally on all matters brought before the meeting and, in that event, such stockholder's proxy will not be used at the meeting by holders of the proxy.

    Only stockholders of record as of the close of business on April 30, 2004 will be entitled to vote at the meeting. On March 31, 2004, the Company had outstanding and entitled to one vote per share, 17,111,354 shares of Common Stock, par value $.01 per share ('Common Stock'). The Company also had outstanding as of March 31, 2004, 1,096,622 shares of Series I Preferred Stock, par value $.01 per share ('Series I Preferred Stock'), currently entitled to one-half (.5) of a vote per share. Shares representing a majority of votes entitled to be cast will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

    If no contrary instruction is indicated, shares represented by properly executed proxies in the accompanying form(s) of proxy will be voted by the persons designated in the printed portion thereof (i) FOR the election of the nominees named below to serve as directors for a one-year term and (ii) FOR the ratification of the selection of KPMG as independent auditors for the 2004 fiscal year. Each director must be elected by the affirmative vote of a plurality of the votes cast at the meeting by the holders of shares of Common Stock and Series I Preferred Stock, voting together as a single class, represented in person or by proxy. Ratification of the selection of KPMG as independent auditors requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock and Series I Preferred Stock, voting together as a single class, represented in person or by proxy.

    Management does not know of any other matters to be brought before the meeting at this time; however, if any other matters are brought before the meeting, the proxy holder shall vote in his discretion with respect to the matter. In the event a stockholder specifies a different choice on the proxy, such stockholder's shares will be voted or withheld in accordance with the specifications so made. Should any nominee for director named herein become unable or unwilling to accept nomination or election, it is intended that the persons acting under proxy will vote for the election of such other person as the Board of Directors of the Company may recommend unless the number of directors is reduced by the Board of Directors. Each person named as a nominee has consented to his or her nomination and the Company has no reason to believe that any nominee will be unable or unwilling to serve if elected.

                    STOCK OWNED BY MANAGEMENT AND PRINCIPAL
                          STOCKHOLDERS OF THE COMPANY

    The following table sets forth information as of March 31, 2004 regarding beneficial ownership of the Company's Common Stock and Series I Preferred Stock by:

     each person who owns more than 5% of the outstanding voting shares of any class of the Company's securities;

     each individual who is a director of the Company;

     the President and Chief Operating Officer of the Company (the Company's principal executive officer), and the four other most highly compensated executive officers of the Company (the 'Named Officers'); and

     all Named Officers and directors of the Company as a group.

    Unless otherwise indicated, all persons listed below have sole voting and investment power with respect to their shares.

                                                               NUMBER OF SHARES
                 5% STOCKHOLDERS, DIRECTORS                    OF VOTING STOCK          VOTING
                   AND EXECUTIVE OFFICERS                     BENEFICIALLY OWNED       POWER(1)
                   ----------------------                     ------------------       --------
5% Stockholders:
    Geneve Corporation(2)...................................      15,984,971             90.5%
    John J. Crawford........................................         204,815(3)            *

Directors (excluding Mr. Crawford):
    John Lahey..............................................          10,296(4)            *
    Steven B. Lapin.........................................         242,663(5)           1.3%
    Donald T. Netter........................................          36,850(6)            *
    Edward Netter...........................................      15,984,971(7)          90.5%
    Sharon M. Oster.........................................         115,346(8)            *
    James G. Tatum..........................................          12,500(9)            *
    Roy T.K. Thung..........................................               0(10)           *

Named Officers (excluding Mr. Lapin):
    Dean T. Johnson.........................................          27,883(11)           *
    W. Phillip Niemeyer.....................................          60,333(12)           *
    Brian R. Schlier........................................           6,250(13)           *
    H. William Smith........................................          31,167(14)           *

All Named Officers and Directors as a Group (12 persons)....      16,733,074             94.2%

---------

  * Less than 1%

 (1) This column represents voting power rather than percentage of equity interest as each share of Common Stock is entitled to one vote while each share of Series I Preferred Stock is currently entitled to one-half (.5) of a vote per share.

 (2) Geneve Corporation ('Geneve') is a private diversified holding company located at 96 Cummings Point Road, Stamford, Connecticut. Geneve is an affiliate and the majority stockholder of the Company. Director Steven B. Lapin is the President and Chief Operating Officer of Geneve, director Edward Netter is the Chairman and Chief Executive Officer of Geneve, director Donald T. Netter is a Senior Vice President of Geneve, director Roy T.K. Thung is the Executive Vice President of Geneve, Brian R. Schlier is the Vice President -- Taxation of Geneve and H. William Smith is the Vice President -- Legal and Secretary of Geneve.

 (3) Consists of 106,145 shares of Common Stock, 72,003 shares of Series I Preferred Stock, and 26,667 shares of Common Stock subject to options granted to Mr. Crawford which are exercisable within 60 days after March 31, 2004. Mr. Crawford's address is 27 Elm Street, New Haven, Connecticut. Mr. Crawford is the beneficial owner of .8% of the outstanding shares of Common Stock and 6.6% of the outstanding shares of Series I Preferred Stock. Mr. Crawford is a director of the Company.

 (4) Consists of 4,898 shares of Common Stock, 4,898 shares of Series I Preferred Stock, and 500 shares of Common Stock subject to options granted to Mr. Lahey which are exercisable within 60 days after March 31, 2004.

 (5) Consists of 10,665 shares of Common Stock, 23,665 shares of Series I Preferred Stock, and 208,333 shares of Common Stock subject to options granted to Mr. Lapin which are exercisable within 60 days after March 31, 2004. Does not include any shares beneficially owned by Geneve.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

 (6) Consists of 36,850 shares of Series I Preferred Stock. Does not include any shares beneficially owned by Geneve.

 (7) Consists of 15,984,971 shares of Common Stock beneficially owned by Geneve. Mr. Netter disclaims beneficial ownership of these shares.

 (8) Consists of 18,273 shares of Common Stock and 18,273 shares of Series I Preferred Stock held by Ms. Oster directly, 39,100 shares of Common Stock and 35,700 shares of Series I Preferred Stock held by her husband, and 4,000 shares of Common Stock subject to options granted to Ms. Oster which are exercisable within 60 days after March 31, 2004. Ms. Oster disclaims beneficial ownership of the shares held by her husband.

 (9) Consists of 7,000 shares of Common Stock, 3,000 shares of Series I Preferred Stock, and 2,500 shares of Common Stock subject to options granted to Mr. Tatum which are exercisable within 60 days after March 31, 2004.

(10) Does not include any shares beneficially owned by Geneve.

(11) Consists of 800 shares of Series I Preferred Stock, and 27,083 shares of Common Stock subject to options granted to Mr. Johnson which are exercisable within 60 days after March 31, 2004.

(12) Consists of 2,000 shares of Series I Preferred Stock, and 58,333 shares of Common Stock subject to options granted to Mr. Niemeyer which are exercisable within 60 days after March 31, 2004.

(13) Consists of 6,250 shares of Common Stock subject to options granted to Mr. Schlier which are exercisable within 60 days after March 31, 2004. Does not include any shares beneficially owned by Geneve.

(14) Consists of 2,000 shares of Common Stock, and 29,167 shares of Common Stock subject to options granted to Mr. Smith which are exercisable within 60 days after March 31, 2004. Does not include any shares beneficially owned by Geneve.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the 'Exchange Act') requires the Company's executive officers and directors, and persons who beneficially own more than ten percent (10%) of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act, to file with the Securities and Exchange Commission ('SEC') and any national securities exchange on which these securities are registered, initial reports of beneficial ownership and reports of changes in beneficial ownership of equity securities of the Company. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company, all
Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent (10%) beneficial owners were complied with for the fiscal year ended December 31, 2003.

                                   PROPOSAL 1
                       NOMINEES FOR ELECTION AS DIRECTORS

    Eight directors will be elected at the meeting, each to hold office until the next annual meeting of stockholders and until such director's successor shall be elected and shall qualify.

    It is intended that shares represented by proxies will be voted for the election of the nominees named below. If at the time of the meeting any of the nominees should be unwilling or unable to serve, the discretionary authority provided in the proxy will be exercised to vote for a substitute or substitutes, as the Board of Directors recommends. Each person named below has consented to their nomination and has advised the Company that they intend to serve the entire term if elected.

    The persons named below have been nominated for election as directors. All of such nominees presently serve as directors of the Company.

                                      DIRECTOR
                                       OF THE
                                      COMPANY
             NAME               AGE    SINCE             POSITIONS HELD WITH THE COMPANY
             ----               ---    -----             -------------------------------
John J. Crawford..............  59      1989     Director(1)
John Lahey....................  57      1999     Director(1)
Steven B. Lapin...............  58      1998     Director, President and Chief Operating Officer
Donald T. Netter..............  42      2002     Director
Edward Netter.................  71      1998     Director
Sharon M. Oster...............  55      1992     Director(1)
James G. Tatum................  62      2002     Director
Roy T.K. Thung................  60      2002     Director

---------

(1) Pursuant to a Stockholders Agreement dated June 17, 2002 among the Company, Geneve and Nasco Holdings, Inc. ('Holdings'), each of Geneve and Holdings agreed, for a period of three years ending on June 17, 2005, to take such action as may be required to cause Ms. Oster and Messrs. Crawford and Lahey to be nominated and elected to the Company's Board of Directors.

                              -------------------

    JOHN J. CRAWFORD has been the President of Strategem LLC, a human resources consulting company, since January 2003. Mr. Crawford was President of the Company from April 1990 until June 2002. Mr. Crawford became Chief Executive Officer of the Company in April 1990 and retired as an officer of the Company in December 2002. Mr. Crawford served as Chairman of the Board of the Company from April 1993 through December 2002. From July 1994 through December 2000, Mr. Crawford served the Company in a part-time capacity. From January 2001 until his retirement in December 2002, Mr. Crawford served the Company in a full-time capacity. Mr. Crawford was the Chief Executive Officer of the Regional Water Authority, a utility located in New Haven, Connecticut, until December 2000. Mr. Crawford is also a member of the Board of Directors of Webster Financial Corporation, a financial holding company.

    JOHN LAHEY has been the President of Quinnipiac University, a private university located in Hamden, Connecticut, for the past 15 years. Mr. Lahey serves on the Board of Trustees of Yale-New Haven Hospital and on the Board of Directors of UIL Holdings Corporation and The United Illuminating Company, publicly-held utility companies. Mr. Lahey also serves as a director of the New

York City St. Patrick's Day Parade, Inc. and the American Bar Association's Council of the Section of Legal Education and Admissions to the Bar.

    STEVEN B. LAPIN has served as President and Chief Operating Officer of the Company since June 2002. Mr. Lapin has also been the President, Chief Operating Officer and a director of Geneve for more than the past five years. Mr. Lapin is Vice Chairman and a director of Independence Holding Company ('IHC'), a publicly-held holding company engaged principally in the life and health insurance business.

    DONALD T. NETTER, for more than the past five years, has served as Chairman and Chief Executive Officer of the managing member of the general partner of the Dolphin Limited Partnerships, investment limited partnerships. Mr. Netter has served as a Senior Vice President of Geneve for more than the past five years. Donald T. Netter is the son of Edward Netter.

    EDWARD NETTER has been Chairman, Chief Executive Officer and a director of Geneve for more than the past five years. Mr. Netter is Chairman and a director of IHC, and a director of American Independence Corp. ('AMIC'), a holding company which, through its subsidiaries, is in the insurance and reinsurance business. Edward Netter is the father of Donald T. Netter.

    SHARON M. OSTER has been a Professor of Economics at the School of Organization and Management, Yale University since 1982. Ms. Oster is a director of two other publicly-held companies, Health Care REIT, a real estate investment company, and TransPro, Inc., a manufacturer of automotive/industrial-related products.

    JAMES G. TATUM, C.F.A. has served as a registered investment advisor for more than the past five years in Birmingham, Alabama, managing funds for individual, corporate and trust clients. Mr. Tatum has been a Chartered Financial Analyst for more than twenty-five years. Mr. Tatum is a director of IHC.

    ROY T.K. THUNG has served as Chief Executive Officer and President of IHC since January 2000. From July 1999 through January 2000, he served as President of IHC. For more than five years prior to July 1999, Mr. Thung served as Executive Vice President and Chief Financial Officer of IHC. He has served as the Executive Vice President of Geneve for more than the past five years. Mr. Thung has served as a director of AMIC since July 2002 and as the Chief Executive Officer and President of AMIC since November 2002.

BOARD OF DIRECTORS AND COMMITTEES AND SELECTION PROCESS

    The Company's Board of Directors held eight meetings in 2003 and also took action by unanimous written consent on one occasion during the year. Each director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board of Directors held during the period in which such person was a director, and (ii) the total number of meetings held by all committees of the Board of Directors on which such person served.

    Directors are elected annually and serve until their successors are duly elected and qualified. Officers serve at the discretion of the Board of Directors.

    The Company qualifies as a 'controlled company' as defined in Rule 4350(c)(5) of the NASDAQ Marketplace Rules because more than 50% of the Company's voting power is held by Geneve. Please see 'Stock Owned by Management and Principal Stockholders of the Company' above. Therefore, the Company is not subject to the requirements of Rule 4350(c) that would otherwise require the Company to have (i) a majority of independent directors on the Board of Directors; (ii) compensation of the Company's executive officers determined by a majority of the independent directors or a compensation committee composed solely of independent directors; (iii) director nominees selected, or recommended for the Board of Director's selection, either by a majority of the independent directors or a nominating committee composed solely of independent directors; and (iv) adopted a formal written charter or board resolution addressing the nominations process and related matters.

    In light of Geneve's voting power, the Board of Directors has determined that the Board of Directors, rather than a nominating committee, is the most appropriate body for identifying director candidates and selecting nominees to be presented at the annual meeting of stockholders. The Board of Directors seeks candidates who will bring outstanding business experience that will benefit all of the stockholders of the Company. In connection with the merger of the Company and Nasco International, Inc. ('Nasco') on June 17, 2002 (the 'Merger'), Geneve and Holdings agreed, for a period of three years ending on June 17, 2005, to take such action as may be required to cause Ms. Oster and Messrs. Crawford and Lahey to be nominated and elected to the Company's Board of Directors.

    The Board of Directors has further determined that a policy with respect to consideration of candidates recommended by security holders would not be appropriate.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee. The Executive Committee and the Audit Committee were established in June 2002, immediately following the Merger. The Compensation Committee was established in January 2004. The Audit Committee is comprised exclusively of independent directors. The Compensation Committee is comprised of two independent directors and one non-employee director. The Company does not have a standing nominating committee or a nominating committee charter.

    EXECUTIVE COMMITTEE. The Executive Committee, which has all powers and authority of the Board of Directors with respect to the management of the business and affairs of the Company, currently consists of Messrs. Crawford, Lapin and Edward Netter. The Executive Committee did not hold any meetings or take any action by written consent in 2003.

    COMPENSATION COMMITTEE. The principal functions of the Compensation Committee are to (i) develop corporate goals and objectives relevant to the compensation of the Company's President and Chief Operating Officer, evaluate the President and Chief Operating Officer's performance in light of such goals and objectives, and exercise sole authority to determine the President and Chief Operating Officer's compensation based upon such evaluation; (ii) make recommendations to the Board of Directors with respect to the compensation of the Company's other executive officers; and (iii) administer the Company's 2002 Employee, Director and Consultant Stock Plan (the '2002 Stock Plan').

    Ms. Oster and Messrs. Crawford and Tatum are the current members of the Compensation Committee. The Compensation Committee was established in January 2004. A copy of the Compensation Committee Charter adopted by the Board of Directors in March 2004 is attached to this Proxy Statement as Appendix A. The entire Board of Directors made decisions regarding the compensation of the Company's executive officers for 2003 and the administration of the 2002 Stock Plan.

    AUDIT COMMITTEE. The Audit Committee operates under an amended and restated Audit Committee Charter adopted by the Board of Directors in March 2004, which is attached to this Proxy Statement as Appendix B. The principal functions of the Audit Committee are to: (i) select and engage the Company's independent auditors; (ii) review and approve management's plan for engaging the Company's independent auditors during the year to perform non-audit services and consider what effect these services will have on the independence of the Company's independent auditors; (iii) review the

Company's annual financial statements and other financial reports which require approval by the Board of Directors; (iv) oversee the integrity of the Company's financial statements, the Company's systems of disclosure controls and internal controls and the Company's compliance with legal and regulatory requirements;
(v) review the scope of the Company's independent auditors' audit plans and the results of their audit; and (vi) evaluate the performance of the Company's internal audit function and independent auditors.

    The Audit Committee met two times during 2003. The current members of the Audit Committee are Ms. Oster and Messrs. Lahey and Tatum. Each of these individuals meets the independence requirements of NASDAQ and applicable SEC rules and regulations. The Audit Committee and the Board of Directors have determined that each member of the Company's Audit Committee is financially literate and that Mr. Tatum qualifies as an 'audit committee financial expert' as defined by applicable SEC rules.

COMPENSATION OF DIRECTORS

    Each of the three independent members of the Board of Directors, Ms. Oster and Messrs. Lahey and Tatum, as well as Mr. Crawford, the Company's former Chief Executive Officer, receives an annual retainer of $10,000. The Chairperson of the Audit Committee, Ms. Oster, receives an additional annual retainer of $5,000. In addition to the retainer, the members of the committees of the Board of Directors receive $500 for each meeting attended.

    Non-employee directors are eligible to receive grants of stock options under the 2002 Stock Plan. The 2002 Stock Plan provides for the automatic grant of non-qualified options to non-employee directors. Each non-employee director, upon first being elected to the Board of Directors, receives an option to purchase 2,500 shares of Common Stock, which will vest one year after the date of the grant of the option, assuming uninterrupted service on the Board of Directors. Additionally, the 2002 Stock Plan provides for a grant to each non-employee director on the date of his or her reelection (provided that the director has served as a director since his or her initial election) of an option to purchase 500 shares of Common Stock, which will vest one year after the date of the grant of the option, assuming uninterrupted service on the Board of Directors.

    Each of Messrs. Donald T. Netter, Edward Netter and Thung, due to their positions with Geneve, have elected to waive their right to compensation as directors of the Company.

OTHER INFORMATION ABOUT THE BOARD OF DIRECTORS

    The Company provides an informal process for stockholders to send communications to the Board of Directors. Stockholders who wish to contact the Board of Directors or any of its members may do so by writing to The Aristotle Corporation, Attn: Board of Directors, 96 Cummings Point Road, Stamford, Connecticut 06902. At the direction of the Board of Directors, all mail received will be opened and screened for security purposes. Correspondence directed to an individual member of the Board of Directors is referred to that member. Correspondence not directed to a particular member of the Board of Directors is referred to the Company's General Counsel, Mr. Smith.

    All of the members of the Board of Directors are encouraged to attend the Company's annual meeting of stockholders. All of the Company's directors were in attendance at the Company's 2003 Annual Meeting except for Ms. Oster and Mr. Lahey.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE 'FOR' EACH OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

                               EXECUTIVE OFFICERS

    The following table sets forth the names of the Company's executive officers, who are not directors, their ages at March 31, 2004 and their positions currently held with the Company. The executive officers serve at the discretion of the Board of Directors.

                                                                POSITIONS HELD
                   NAME                     AGE                WITH THE COMPANY
                   ----                     ---                ----------------
W. Phillip Niemeyer.......................  58    Vice President-Production Coordination and
                                                  President-Nasco Division
Dean T. Johnson...........................  48    Vice President and Chief Financial
                                                  Officer, and Chief Financial Officer-Nasco
                                                  Division
Brian R. Schlier..........................  49    Vice President-Taxation
H. William Smith..........................  41    Vice President, General Counsel and
                                                  Secretary

    W. PHILLIP NIEMEYER has been the President-Nasco Division of the Company since September 2002. Mr. Niemeyer has been the Vice President-Production Coordination of the Company since the Merger. Mr. Niemeyer has held various positions with Nasco for over 30 years.

    DEAN T. JOHNSON has been a Vice President of the Company since June 2003 and the Chief Financial Officer of the Company since October 2002. Mr. Johnson has been Chief Financial Officer-Nasco division for more than the past five years.

    BRIAN R. SCHLIER has been the Vice President-Taxation of the Company since January 2003. Mr. Schlier has been the Vice President-Taxation of each of IHC and Geneve for more than the past five years.

    H. WILLIAM SMITH has been the Vice President, General Counsel and Secretary of the Company since July 2002. Mr. Smith has been the Vice President-Legal and Secretary of Geneve since July 2002. For more than five years prior to joining the Company, Mr. Smith practiced law with the private law firms Paul, Hastings, Janofsky & Walker LLP and Pillsbury Winthrop LLP.

EXECUTIVE COMPENSATION

    The following table sets forth information for the periods indicated regarding cash and other compensation paid or awarded to the Company's President and Chief Operating Officer and the Named Officers whose salary and bonus exceeded $100,000 during the last three fiscal years ended December 31, 2003, 2002 and 2001:

SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM
                                             ANNUAL COMPENSATION           COMPENSATION
                                          -------------------------   ----------------------
                                                                      SECURITIES
                                                                      UNDERLYING      LTIP      ALL OTHER
                                                 SALARY      BONUS     OPTIONS/      PAYOUTS   COMPENSATION
NAME AND PRINCIPAL POSITION(1)            YEAR     ($)        ($)      SARS(#)         ($)         ($)
------------------------------            ----     ---        ---      -------         ---         ---
Steven B. Lapin(2)......................  2003   235,000     50,000   150,000          --          --
  President and Chief Operating Officer   2002   109,158       --     250,000          --          --
W. Phillip Niemeyer(3)..................  2003   193,000     45,000      --            --           955(6)
  Vice President -- Production            2002   171,781     45,000   100,000          --           960(6)
  Coordination and President --
  Nasco Division
Dean T. Johnson(4)......................  2003   135,000     25,000      --            --           887(7)
  Vice President and                      2002   107,500     25,000    50,000          --           800(7)
  Chief Financial Officer, and
  Chief Financial Officer -- Nasco
  Division
H. William Smith(5).....................  2003   130,000     25,000      --            --          --
  Vice President, General Counsel         2002    56,250     16,875    50,000
  and Secretary

---------

(1) Each of the President and Chief Operating Officer and the Named Officers listed became officers of the Company in 2002 following the Merger. Neither the President and Chief Operating Officer nor any of the Named Officers was employed by the Company in 2001.

(2) Following the retirement of Mr. Crawford on December 31, 2002, the Company did not appoint a new chief executive officer. Since January 1, 2003, Mr. Lapin has served as the Company's principal executive officer.
    Mr. Lapin was appointed President and Chief Operating Officer of the Company in June 2002. Amounts include payments and option grants made by the Company for the entire 2002 year.

(3) Mr. Niemeyer was appointed Vice President -- Production Coordination of the Company in June 2002 and President -- Nasco Division in September 2002. Amounts include payments made by the Company and Nasco, and option grants made by the Company, for the entire 2002 year.

(4) Mr. Johnson has been a Vice President since June 2003 and was appointed Chief Financial Officer of the Company in October 2002. Amounts include payments made by the Company and Nasco, and option grants made by the Company, for the entire 2002 year.

(5) Mr. Smith was appointed Vice President, General Counsel and Secretary of the Company in July 2002.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

(6) Other compensation for Mr. Niemeyer is comprised of the following: in 2003, $955 paid for term life, AD&D and disability insurance; and in 2002, $960 for term life, AD&D and disability insurance.

(7) Other compensation for Mr. Johnson is comprised of the following: in 2003, $887 paid for term life, AD&D and disability insurance; and in 2002, $800 for term life, AD&D and disability insurance.

                              -------------------

    The Company has not entered into employment agreements with any of the Company's executive officers.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

    The following table sets forth information regarding stock options granted to the Company's President and Chief Operating Officer and the Named Officers during the fiscal year ended December 31, 2003:

                                                                                                  GRANT DATE
                                                       INDIVIDUAL GRANTS                             VALUE
                                 --------------------------------------------------------------   -----------
              (a)                   (b)              (c)             (d)             (e)              (f)

                                 NUMBER OF      PERCENTAGE OF
                                 SECURITIES     TOTAL OPTIONS
                                 UNDERLYING       GRANTED TO     EXERCISE OR                      GRANT DATE
                                  OPTIONS        EMPLOYEES IN    BASE PRICE       EXPIRATION        PRESENT
             NAME                GRANTED(#)     FISCAL YEAR(%)     ($/SH)            DATE         VALUE($)(1)
             ----                ----------     --------------     ------            ----         -----------
Steven B. Lapin................   150,000            84.7           4.10       January 17, 2008     336,120
Brian R. Schlier...............    15,000             8.5           4.10       January 17, 2008      33,612
All Optionees as a Group.......   177,000           100.0           4.09           Various          395,780

---------

(1) Present value determinations were made using the Black-Scholes model of theoretical options pricing, and were based on the following assumptions:
    (i) weighted average volatility factor of 60.0%; (ii) risk-free weighted average rate of return of 4.0%; (iii) expected dividend yield of 0.0%; and
    (iv) a five-year expected life of the option. The weighted average fair value of options granted during 2003 was $2.24. The actual value the President and Chief Operating Officer or the Named Officer, as applicable, receives is dependent on future stock market conditions, and there can be no assurance that the amounts reflected in column (f) of the Option/SAR Grants Table will actually be realized. No gain would be realized by the President and Chief Operating Officer or the Named Officer, as applicable, without appreciation in the market value of the Common Stock, which would benefit all stockholders commensurately.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

    The following table sets forth information regarding the aggregate number of shares underlying options exercised in 2003 and the value at December 31, 2003 of options, whether or not exercisable, held by the Company's President and Chief Operating Officer and the Named Officers:

                                                                                                    VALUE OF
                                                           NUMBER OF SECURITIES                   UNEXERCISED
                                                          UNDERLYING UNEXERCISED                  IN-THE-MONEY
                                                             OPTIONS/SARS AT                    OPTIONS/SARS AT
                          SHARES           VALUE           DECEMBER 31, 2003(#)             DECEMBER 31, 2003($)(2)
                        ACQUIRED ON      REALIZED     ------------------------------     -----------------------------
                        EXERCISE(#)       ($)(1)      EXERCISABLE    UNEXERCISABLE       EXERCISABLE    UNEXERCISABLE
                        -----------       ------      -----------    -------------       -----------    -------------
Steven B. Lapin.......     --              --           162,500         237,500            322,500         405,000
W. Phillip Niemeyer...     --              --            50,000          50,000            112,500         112,500
Dean T. Johnson.......     --              --            20,833          29,167             43,541          58,959
Brian R. Schlier......     --              --             3,750          11,250              4,125          12,375
H. William Smith......     --              --            20,833          29,167             39,791          55,709

---------

(1) 'Value Realized' is the difference between the exercise price and the market price on the exercise date, multiplied by the number of options or SARs exercised, as the case may be. 'Value Realized' numbers do not necessarily reflect what the holder might receive if such holder sells the shares acquired upon the option exercise, since the market price of the shares at the time of sale may be higher or lower than the price on the exercise date of the option.

(2) The value of both exercisable and unexercisable 'in-the-money' options at December 31, 2003 is the difference between (a) the closing price of the Common Stock on December 31, 2003, as reported by NASDAQ ($5.20) and
    (b) the per share option exercise price, multiplied by the number of shares of Common Stock underlying the options.

EQUITY COMPENSATION PLAN INFORMATION

    The following table summarizes the Company's Equity Compensation Plans as of December 31, 2003:

                                                    (a)               (b)                    (c)
                                                 NUMBER OF                           NUMBER OF SECURITIES
                                               SECURITIES TO        WEIGHTED         REMAINING AVAILABLE
                                               BE ISSUED UPON   AVERAGE EXERCISE     FOR FUTURE ISSUANCE
                                                EXERCISE OF         PRICE OF             UNDER EQUITY
                                                OUTSTANDING       OUTSTANDING         COMPENSATION PLANS
                                                  OPTIONS,          OPTIONS,        (EXCLUDING SECURITIES
                                                WARRANTS AND      WARRANTS AND       REFLECTED IN COLUMN
                PLAN CATEGORY                    RIGHTS(#)          RIGHT($)               (a))(#)
                -------------                    ---------          --------               -------
Equity Compensation Plans Approved by
  Security Holders
    1997 Stock Plan..........................      68,000(1)          5.58                   --
    2002 Stock Plan..........................     855,167(2)          2.99                 606,066

Equity Compensation Plans Not Approved by
  Security Holders...........................        --                --                    --
                                                  -------            -----                 -------
                                                  923,167             3.31                 606,066
                                                  -------            -----                 -------
                                                  -------            -----                 -------

---------

(1) Includes 34,000 shares of the Company's Common Stock and 34,000 shares of the Company's Series I Preferred Stock to be issued upon the exercise of outstanding options granted pursuant to
                                              (footnotes continued on next page)

(footnotes continued from previous page)

    the Company's 1997 Employee and Director Stock Plan (the '1997 Stock Plan'). The Company does not currently intend to grant any additional options under the 1997 Stock Plan.

(2) Each option granted under the 2002 Stock Plan is exercisable for one share of the Company's Common Stock.

DEFINED BENEFIT PENSION PLAN

    The Company has a noncontributory defined benefit pension plan (the 'Pension Plan') covering substantially all salaried employees, including certain Named Officers. The Pension Plan's benefits are computed based on years of service and average compensation. Average compensation is computed by averaging the employee's highest five consecutive annual salaries, up to a maximum of $180,000, in the ten years immediately before retirement. Compensation under the Pension Plan is defined as base salary including overtime, bonuses and commissions. As of December 31, 2003, the credited years of service for Messrs. Niemeyer and Johnson were 32 years and 10 years, respectively. The remaining Named Officers are not eligible to participate in the Pension Plan. The Pension Plan benefits for single and married participants are computed as a 10-year certain and life annuity and joint-and-survivor annuity, respectively. Benefits payable under the Pension Plan are not reduced for Social Security or other offsets.

    The following table sets forth information regarding annual retirement benefits based on years of service that would be payable at normal retirement (age 65) on December 31, 2003:

                                                           YEARS OF SERVICE
                                    --------------------------------------------------------------
       FINAL AVERAGE PAY($)           10       15       20       25       30       35        40
       --------------------           --       --       --       --       --       --        --
100,000...........................  16,000   24,000   32,000   40,000   48,000    56,000    62,000
120,000...........................  19,000   29,000   39,000   49,000   58,000    68,000    74,000
140,000...........................  23,000   34,000   46,000   57,000   68,000    80,000    87,000
160,000...........................  26,000   39,000   52,000   65,000   78,000    91,000   100,000
180,000...........................  29,000   44,000   59,000   73,000   88,000   103,000   112,000

BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION

GENERAL

    The purpose of the Company's compensation policy is to offer compensation packages to attract, retain and motivate the Company's executive officers over the long term. The primary components of the Company's executive compensation program are base salary and bonuses, and long-term incentive compensation in the form of stock options and other awards offered under the 2002 Stock Plan. In 2003, the Board of Directors made decisions regarding compensation of the Company's executive officers. The Board of Directors did not retain a compensation consultant.

BASE SALARIES AND BONUSES

    Annual base salaries paid to the Company's executive officers have historically been at levels comparable to those generally paid to executive officers with comparable experience and responsibilities in industries similar to that of the Company or other similarly-sized companies. The Board of Directors reviews and approves all adjustments to annual base salaries paid to the Company's executive officers.

Compensation adjustments are generally based on recommendations from Mr. Lapin, the Company's President and Chief Operating Officer. Compensation adjustments for Mr. Lapin, the Company's principal executive officer, are based on recommendations from Mr. Edward Netter. Factors considered by Messrs. Lapin and Edward Netter in making their respective recommendations to the Board of Directors include the perception of each individual's performance, the individual's success in achieving Company and personal goals, and planned changes in responsibilities. Messrs. Lapin and Edward Netter, respectively, also considers an individual's extraordinary efforts resulting in tangible increases in corporate, division or department success in recommending increases in base salary and annual bonuses.

INCENTIVE COMPENSATION

    The Company's Board of Directors believes that executive officers who are able to contribute to the Company's long-term success and help build incremental stockholder value should have a stake in that future success and value. This stake focuses the executive officers' attention on managing the Company as owners with equity positions in the Company and aligns their interests with the long-term interests of the Company's stockholders. Stock options therefore represent an important and significant component of the Company's compensation program for executive officers.

    Standard awards under the 2002 Stock Plan are based on a review of the individual employee's performance, years of service, position with the Company and long-term potential contribution to the Company. The number of options to be granted at any one time is based upon consideration of the foregoing factors, the employee's level of responsibility and the number of options previously granted to the employee. The Company does not assign specific weights to these factors, although the employee's position and a subjective evaluation of the employee's performance are considered most important. To encourage executive officers to remain in the Company's employ, options granted under the 2002 Stock Plan generally vest on a quarterly basis over a period of three years and have exercise prices not less than the fair market value of the Company's Common Stock on the date of the grant.

COMPENSATION OF PRESIDENT AND CHIEF OPERATING OFFICER

    Compensation paid to Mr. Lapin has primarily been based on achievement of individual performance criteria established by the Board of Directors; such criteria for 2003 included refinancing the Company's primary credit facility, identifying and acquiring attractive complimentary businesses and matters relating to the Company's revenues and earnings.

                                          Respectfully submitted,

                                          The Aristotle Corporation Board of
                                          Directors

                                          John J. Crawford         Edward Netter
                                          John Lahey             Sharon M. Oster
                                          Steven B. Lapin         James G. Tatum
                                          Donald T. Netter        Roy T.K. Thung

    The report of the Board of Directors and the information contained therein shall not be deemed to be 'solicited material' or 'filed' or incorporated by reference in any filing the Company makes under the Securities Act of 1933 (the 'Securities Act') or under the Exchange Act, irrespective of any general statement incorporating by reference this Proxy Statement into any such filing, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates this information by reference into a document the Company files under the Securities Act or the Exchange Act.

OTHER COMPENSATION MATTERS

    The Board of Directors determined to make compensation decisions for the fiscal year ended December 31, 2003 collectively, rather than delegating such responsibility to a compensation committee. Commencing in 2004, compensation decisions will be made by the Company's Compensation Committee.

    Mr. Lapin, the Company's President and Chief Operating Officer and a member of the Board of Directors, did not participate in discussions related to, or vote on matters relating to, his compensation.

    Mr. Crawford, the Company's former Chief Executive Officer and Chairman of the Board, is a member of the Company's Board of Directors and participated in deliberations concerning executive officer compensation.

                         REPORT OF THE AUDIT COMMITTEE

    The role of the Audit Committee is to assist the Company's Board of Directors in its oversight of the Company's financial reporting process, as is more fully described in its charter, which the Board of Directors has adopted and which is attached as Appendix B to this Proxy Statement. The Company's management is responsible for its financial reporting process, including its system of internal controls, and for the preparation and presentation of its consolidated financial statements in accordance with accounting principles generally accepted in the United States of America ('GAAP'). The Company's independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with GAAP. The Audit Committee's responsibility is to monitor and review these processes. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. The members of the Audit Committee are not and may not be employees of the Company. Therefore, the Audit Committee has relied without independent verification on representations by the Company's management that its financial statements have been prepared with integrity and objectivity and in conformity with GAAP. The Audit Committee has also relied on representations of the Company's independent auditors included in their report on its financial statements. The Audit Committee's oversight does not provide the Audit Committee with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with the Company's management and independent auditors do not assure that the Company's financial statements are presented in accordance with GAAP, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact 'independent.'

    In the performance of its oversight function, the Audit Committee reviewed and discussed with the Company's management its audited financial statements for the fiscal year ending December 31, 2003. The Audit Committee also discussed these financial statements with the Company's independent auditors. The Audit Committee's discussions with the independent auditors included the matters required to be discussed by Statement of Auditing Standards No. 61, 'Communication with Audit Committees,' as currently in effect. The Audit Committee also discussed with them their independence and any relationship that might affect their objectivity or independence. In connection with these discussions, the Audit Committee received and reviewed the written disclosures from KPMG required by Independence Standards Board Standard No. 1, 'Independence Discussions with Audit Committees.' Finally, the Audit Committee considered whether the non-audit services provided by the independent auditors are compatible with maintaining their independence.

    Based on the reviews and discussions referred to above, the Audit Committee is not aware of any relationship between the independent auditors and the Company that affects the objectivity or independence of the independent auditors. Based on these discussions and the Audit Committee's review discussed above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter attached as Appendix B, the Audit Committee recommended to the Company's Board of Directors that its audited financial statements for fiscal 2003 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC.

                                       Respectfully submitted,

                                       The Aristotle Corporation Audit Committee
                                       Sharon M. Oster (Chairperson)
                                       John Lahey
                                       James G. Tatum

    The report of the Audit Committee and the information contained therein shall not be deemed to be 'solicited material' or 'filed' or incorporated by reference in any filing the Company makes under the Securities Act or under the Exchange Act, irrespective of any general statement incorporating by reference this Proxy Statement into any such filing, or subject to the liabilities of
Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates this information by reference into a document the Company files under the Securities Act or the Exchange Art.

                               PERFORMANCE GRAPH

    The following graph shows the changes in value over the five years ending December 31, 2003 of an assumed investment of $100 in: (i) the Common Stock;
(ii) the stocks that comprise The NASDAQ Stock Market (U.S.) Index; and (iii) a peer group index constructed by the Company (the 'Peer Group'). The Peer Group is comprised of: Nobel Learning Communities, Inc. (NLCI), Plato Learning, Inc.
(TUTR), Renaissance Learning, Inc. (RLRN), Scholastic Corporation (SCHL) and School Specialty, Inc. (SCHS). The value for assumed investments depicted on the graph has been calculated assuming that cash dividends are reinvested. The Series I Preferred Stock dividend distributed on the date of the Merger is treated as a cash dividend and as reinvested.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
            AMONG THE COMPANY, THE NASDAQ STOCK MARKET (U.S.) INDEX
                               AND THE PEER GROUP



                             [PERFORMANCE GRAPH]

                           NASDAQ STOCK MARKET
   YEAR        COMPANY        (U.S.) INDEX           PEER GROUP
   ----        -------        ------------           ----------
   1998         $100             $100                   $100
   1999           64              185                     70
   2000          102              112                    125
   2001          123               89                    133
   2002*         152               71                    115
   2002          219               61                     90
   2003          269               92                    106

-------
* June 17, 2002 (date of Merger)

                           RELATED PARTY TRANSACTIONS

    The Company and Geneve operate under cost-sharing arrangements pursuant to which certain administrative items, such as certain executive officer compensation and benefits, are allocated between the companies. During fiscal 2003, the Company accrued and paid to Geneve approximately $818,000 under such arrangements, and accrued approximately an additional $210,900 for the first quarter of fiscal 2004. Included in these amounts is consideration paid by the Company to Geneve for the Company's use of office space at Geneve's corporate headquarters. The Company believes that the consideration paid for its use of office space represents a fair market rate. In addition, certain directors, officers and/or employees of the Company or its subsidiaries, who are also directors, officers and/or employees of Geneve, received compensation and benefits from Geneve for services rendered thereto since January 1, 2003.

    On May 31, 2003, the Company acquired 100% of the outstanding ownership interests in NHI, LLC ('NHI') from Holdings. This transaction was consummated in satisfaction of a contractual obligation entered into in connection with the Merger. The sole purpose of NHI is the ownership and management of a 300,000 square foot warehouse facility and 40,000 square foot office facility, which had been leased to the Company. Prior to the acquisition of NHI by the Company in May 2003, the total rental expense paid by the Company for these facilities was $160,000 in fiscal 2003. In connection with the purchase of NHI, the Company paid to Holdings an amount equal to the book value of NHI, which includes a $3.6 million mortgage related to the properties held by NHI and a $.5 million note payable to Geneve, bearing interest at 5.84% per annum.

    The Company (including certain qualifying domestic subsidiaries) is included in the Federal income tax return and certain State income tax returns of Geneve. The provision for income taxes for the Company is determined on a separate return basis in accordance with the terms of a tax sharing agreement with Geneve, and payments for Federal and certain State income taxes are made to Geneve. The Company made income tax payments to Geneve under such arrangement of $506,000 in fiscal 2003.

                              CORPORATE GOVERNANCE

    CODE OF ETHICS. The Company has adopted a Code of Ethics which applies to the Company's President and Chief Operating Officer, Chief Financial Officer, principal accounting officer or controller and other Company employees performing similar functions (the 'Code of Ethics'). The Company's Code of Ethics can be found on the Company's website at www.aristotlecorp.net. The Board of Directors does not anticipate modifying the Code of Ethics or granting any waivers thereto.

    CODE OF CONDUCT. The Company has adopted a Corporate Code of Business Conduct and Ethics which applies to all employees, officers and directors of the Company and its subsidiaries and affiliates (the 'Code of Conduct'). The Code of Conduct can be found on the Company's website at www.aristotlecorp.net. The Board of Directors does not anticipate modifying the Code of Conduct or granting any waivers thereto.

                                   PROPOSAL 2
                    RATIFICATION OF APPOINTMENT OF AUDITORS

    The Company customarily requests that its stockholders ratify the appointment of the Company's independent auditors at each annual meeting.

    The Audit Committee of the Board of Directors has selected KPMG as the independent auditors of the Company for 2004, and the Company is requesting that its stockholders ratify this selection at the annual meeting. It is anticipated that representatives of KPMG, who also served as the Company's auditors for 2003, will be present at the annual meeting and will have an opportunity to make a statement if they so desire and to answer any appropriate questions.

CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

    On August 8, 2002, the Company dismissed Arthur Andersen LLP ('Arthur Andersen') as its independent auditors. The report of Arthur Andersen on the Company's financial statements for the fiscal year ended June 30, 2001 did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During the fiscal year ended June 30, 2001, and during the subsequent period through August 8, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. During the fiscal year ended June 30, 2001, and during the subsequent period through August 8, 2002, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

    The Company requested that Arthur Andersen review the foregoing and Arthur Andersen declined to review such disclosure. As a result, the Company is not filing as an exhibit hereto a letter addressed to the SEC from Arthur Andersen which would otherwise be required by Item 304(a)(3) of Regulation S-K.

    Simultaneously with the dismissal of Arthur Andersen, the Company engaged KPMG to act as its independent auditors. This action followed upon the consummation of the Merger; Nasco's historical auditors have been KPMG. During the fiscal year ended June 30, 2001 and during the subsequent period through August 8, 2002, the Company did not consult with KPMG regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or
(ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

    The Board of Directors authorized management to dismiss Arthur Andersen and to engage KPMG as the Company's independent auditors on the date deemed appropriate by the Company's management. Upon consummation of the Merger, the Company changed its fiscal year to a calendar year ended December 31.

    The Audit Committee, in its discretion, may direct the appointment of different auditors at any time during the year if the Audit Committee believes that a change would be in the best interests of the Company's stockholders.

FEES BILLED BY PRINCIPAL ACCOUNTANT FOR 2003 AND 2002

    The following table presents aggregate fees for professional services billed to the Company for the year ended December 31, 2003, by KPMG and for the year ended December 31, 2002 by KPMG and the Company's former principal accountant:

                                                    2003       2002
                                                    ----       ----
Audit fees(1)...................................  $236,000   $104,000
Audit related fees(2)...........................    35,000    184,000
Tax fees(3).....................................   106,000    124,000
All other fees..................................     --         --
                                                  --------   --------
                                                  $377,000   $412,000

---------

(1) Audit fees consist of fees billed to the Company by KPMG and the Company's former principal accountant for professional services for the audit of the Company's financial statements filed with the Company's Annual Report on Form 10-K, review of the financial statements included in the Company's Quarterly Reports on Form 10-Q and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements.

(2) Audit related fees consist of fees billed to the Company by KPMG and the Company's former principal accountant for professional services for assurance and related services that are reasonably related to the audit or review of the Company's financial statements for 2003 and 2002. These services include employee benefit plan audits, reviews and consultations related to the Merger and audits of acquired businesses as part of the Company's due diligence procedures.

(3) Tax fees consist of fees billed to the Company by KPMG and the Company's former principal accountant for professional services for tax compliance, tax advice and tax planning.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

    The Audit Committee approved and adopted preapproval policies and procedures for nonaudit services proposed to be performed by the Company's independent auditor. The policies and procedures were implemented in 2002. Departmental requests for non-audit services are reviewed by management and, once approved, are forwarded to the Chairperson of the Audit Committee for preapproval. In addition, the Audit Committee reviewed the professional fees billed by KPMG and determined that the provision of non-audit services was compatible with the maintenance of the auditors' independence.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE 'FOR' THE RATIFICATION OF KPMG AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2004.

                              -------------------

                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
             TO BE PRESENTED AT 2005 ANNUAL MEETING OF STOCKHOLDERS

    Any proposal intended to be presented by any stockholder for action at the 2005 annual meeting of stockholders of the Company must be received by the Company not later than December 31, 2004, in order for the proposal to be considered for inclusion in the proxy statement and proxy relating to the 2005 annual meeting.

    To be considered at the 2005 annual meeting, although not included in the proxy statement and proxy relating to the meeting, notice of stockholder proposals and nominations for director must be delivered to the Secretary of the Company not less than thirty (30) days nor more than ninety (90) days prior to the date of the meeting, unless notice or public disclosure of the date of the meeting occurs less than forty-five (45) days prior to the date of the meeting, in which event stockholders may deliver such notice not later than the fifteenth
(15th) day following the day on which notice of the date of the meeting was mailed or public disclosure thereof was made. Proposals received after that date will not be voted on at the 2005 annual meeting. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC.

    Proposals should be sent to the attention of the Secretary at the Company's offices at 96 Cummings Point Road, Stamford, Connecticut 06902.

                               OTHER INFORMATION

    One or more persons will be appointed to act as the inspector of election at the 2004 Annual Meeting of Stockholders. As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business that will be presented for consideration at the meeting other than that described above. As to any other business, if any, that may properly come before the meeting, the proxies will vote in accordance with their judgment.

    A copy of the Company's 2003 Annual Report to Stockholders is being sent with this Proxy Statement. If, upon receiving the Proxy Statement, you have not received the 2003 Annual Report to Stockholders, please contact H. William Smith, Vice President, General Counsel and Secretary, at the Company's offices at 96 Cummings Point Road, Stamford, Connecticut 06902 to request a copy. In addition, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as filed with the SEC, is available without charge upon written request.

                                         By Order of the Board of Directors

                                          H. WILLIAM SMITH

                                          H. WILLIAM SMITH
                                          Vice President, General Counsel and
                                            Secretary

April 29, 2004

                                                                      APPENDIX A

        CHARTER OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                          OF THE ARISTOTLE CORPORATION

    The Board of Directors (the 'BOARD') of The Aristotle Corporation (the 'COMPANY') has constituted and established a Compensation Committee (the 'COMPENSATION COMMITTEE') with authority, responsibility, and specific duties as described in this Compensation Committee Charter.

COMPOSITION

    The Compensation Committee shall be appointed by the Board and shall consist solely of directors who meet the independence requirements of The Nasdaq Stock Market, Inc. ('NASDAQ') and applicable federal law or who are non-employee directors determined by the Board to have no relationship with the Company that may interfere with the exercise of their independence from management. The Compensation Committee shall evaluate, no less frequently than annually, its own performance and also shall be evaluated by the Board in accordance with any corporate governance guidelines adopted by the Board. Members shall be subject to removal from the Committee at any time by a majority of the Board. The Compensation Committee may form subcommittees, as it deems appropriate, and delegate to such subcommittees such of its authority as it deems appropriate.

PURPOSES AND PRINCIPAL FUNCTIONS

1. PURPOSES

    The Compensation Committee's primary purposes are to:

    (A) discharge the Board's responsibilities relating to compensation of the Company's executives; and

    (B) produce an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with applicable rules and regulations (the 'COMPENSATION COMMITTEE REPORT').

2. FUNCTIONS

    The following functions shall be the common recurring activities of the Compensation Committee in carrying out its primary purposes outlined above. These functions are set forth as a guide with the understanding that the Compensation Committee may diverge from this guide as appropriate given the circumstances:

     President and Chief Operating Officer Compensation. Develop corporate goals and objectives relevant to the compensation of the Company's President and Chief Operating Officer (the 'PRESIDENT'), evaluate the President's performance in light of those goals and objectives, and exercise sole authority to determine the President's compensation level based on this evaluation. In determining any long-term incentive component of the President's compensation, the Compensation Committee will consider, among other factors, the Company's performance and relative stockholder return, the value of similar incentive awards to presidents and chief operating officers performing the duties of a chief operating officer and other officers with similar functions at comparable companies, and awards given to the President in past years.

     Other Compensation and Compensation Plans. Make recommendations to the Board with respect to non-President compensation, incentive compensation plans and equity-based plans.

     Stock Incentive Plan. Administer the Company's 2002 Employee, Director and Consultant Stock Plan, as amended.

     Annual Compensation Committee Report. Produce the Compensation Committee Report.

     Authority to Retain Compensation Consultants. Have sole authority to retain compensation consultants to assist the Compensation Committee in its evaluation of President and senior executive compensation including the authority to terminate such consultants and approve their fees or other retention terms.

     Other Duties. Such other duties and responsibilities as may be assigned to the Compensation Committee, from time to time, by the Board or as designated in plan documents. The Compensation Committee is not precluded from approving awards as may be required to comply with applicable tax laws (e.g., Section 162(m) of the Internal Revenue Code).

MEETINGS

    The Compensation Committee will meet at least once annually and as often as necessary to carry out its responsibilities. A majority of the total number of members shall constitute a quorum at any meeting of the Compensation Committee, and the act of a majority of the members at any meeting shall be the act of the Compensation Committee. Reports of meetings of the Compensation Committee shall be made to the Board at its next regularly scheduled meeting following the Compensation Committee meeting accompanied by any recommendations to the Board approved by the Compensation Committee.

                                                                      APPENDIX B

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                          OF THE ARISTOTLE CORPORATION

    The Audit Committee (the 'AUDIT COMMITTEE'), appointed by and acting on behalf of the Board of Directors of The Aristotle Corporation ('ARISTOTLE'), a Delaware corporation, shall be responsible for overseeing Aristotle's accounting, financial reporting processes, internal controls, and audit of Aristotle's financial statements. Management is responsible for (a) the preparation, presentation and integrity of Aristotle's financial statements;
(b) accounting and financial reporting principles; and (c) Aristotle's internal controls and procedures designed to promote compliance with accounting standards and applicable laws and regulations. Aristotle's independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

                                   MEMBERSHIP

    The Audit Committee shall be composed of at least three directors determined by the Board of Directors (the 'BOARD') to have no relationship with Aristotle that may interfere with the exercise of their independence from management and to meet the independence and financial literacy requirements of The Nasdaq Stock Market, Inc. ('NASDAQ') and applicable federal law. At least one member must have accounting or other relevant financial management expertise as required by NASDAQ. If any member of the Audit Committee simultaneously serves on the audit committees of more than three public companies, the Board must determine that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee. Appointment to the Audit Committee, including the designation of the Chairperson of the Audit Committee and the designation of any members of the Audit Committee as 'audit committee financial experts,' shall be made on an annual basis by the full Board.

                    RESPONSIBILITIES OF THE AUDIT COMMITTEE

    The Audit Committee shall undertake such functions as it deems appropriate to oversee Aristotle's accounting, financial reporting processes, internal controls, and audit of Aristotle's financial statements. Without limiting its scope of activities, the Audit Committee shall, among other things, be responsible for:

     The appointment, replacement, compensation and oversight of the work of Aristotle's independent auditors.

     Reviewing the adequacy and appropriateness of Aristotle's system of internal financial controls, including the need for, and conduct of, an internal auditing function.

     Reviewing and discussing the written statement from the independent auditor concerning any relationship between the auditor and Aristotle or any other relationships that may adversely affect the independence of the auditor, and, based on such review, assessing and assuring the independence of the auditor.

     Establishing policies and procedures for the review and pre-approval by the Audit Committee of all auditing services and permissible non-audit services (including the fees and terms thereof) to be performed by the independent auditor, with exceptions provided for de minimis amounts under certain circumstances as described by law.

     Reviewing, discussing and assessing with the independent auditor: (a) its audit plans, and audit procedures, including the scope, fees and timing of the audit; (b) the results of the annual audit examination and accompanying management letters; and (c) the results of the independent auditors' procedures with respect to interim periods.

     Reviewing and discussing reports from the independent auditors on (a) all critical accounting policies and practices used by Aristotle; (b) alternative accounting treatments within GAAP related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and management.

     Reviewing with the independent auditor its judgment as to the quality, not just the acceptability, of Aristotle's accounting principles and such matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

     Reviewing and granting prior approval authority for related party transactions (as defined in the relevant NASDAQ requirements).

     Reviewing the filings made on behalf of Aristotle with the Securities and Exchange Commission (the 'SEC'), the Nasdaq National Market System and such other exchange(s) upon which the securities of Aristotle are listed.

     Reviewing Aristotle's audited financial statements and Aristotle's quarterly financial information, in each case prior to the filing with the SEC.

     Reviewing and discussing with management, the independent auditor, and senior financial and accounting employees: (a) the adequacy and effectiveness of Aristotle's internal controls (including any significant deficiencies and significant changes in internal controls reported to the Audit Committee by the independent auditor or management); (b) Aristotle's internal audit procedures; and (c) the adequacy and effectiveness of Aristotle's disclosures controls and procedures, and management reports thereon.

     Reviewing the procedures established by Aristotle, and actions undertaken on Aristotle's behalf, to protect Aristotle's proprietary intellectual property.

     Reviewing the findings of investigations, examinations, and similar reviews, if any, issued or conducted by regulatory authorities which pertain to Aristotle's internal financial controls and financial reporting functions.

     Establishing procedures for the receipt, retention and treatment of complaints received by Aristotle regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     Publishing the report of the Audit Committee required by the rules of the SEC to be included in Aristotle's annual proxy statement.

    Further, the Audit Committee shall conduct special investigations at its discretion and shall perform such other functions as may be requested from time to time by the Board.

    In the conduct of its responsibilities, the Audit Committee is authorized to communicate directly with any employee of Aristotle or any third party conducting business with Aristotle; to engage professionals, including lawyers, accountants and other advisers who have or have not previously rendered services to Aristotle on terms (including financial) that the Audit Committee deems appropriate in its discretion; and to undertake such other actions as the Audit Committee deems appropriate in order to fulfill its responsibilities.

                                    MEETINGS

    The Audit Committee shall meet at the discretion of its Chairperson or a majority of its members, but shall meet not less frequently than quarterly and as often as necessary to carry out its responsibilities. A majority of the members of the Audit Committee shall constitute a quorum and shall be empowered to act on behalf of the Audit Committee. The Audit Committee shall meet at least annually with Aristotle's independent auditors without management present. The Audit Committee may delegate its authority to any subcommittee or member where appropriate and permitted by relevant law and the rules and regulations of the SEC, NASDAQ and any other exchange(s) upon which the securities of Aristotle are listed. The Audit Committee shall maintain minutes of its proceedings.

                           REPORTING RESPONSIBILITIES

    The Audit Committee shall report to the Board as the Chairperson, a majority of the members, or the Board may request. The Audit Committee may, acting on its own initiative, report to, or otherwise communicate with, one or more members of management, including those persons responsible for financial reporting and internal auditing, and Aristotle's independent auditors.

    Aristotle's independent auditors shall report directly to the Audit Committee but shall be responsible to the entire Board.

             PROCEDURES FOR DISCHARGING COMMITTEE RESPONSIBILITIES

    The Audit Committee shall discuss and review:

     The independent auditors' proposed audit plan for the current year, and discuss with the independent auditors its scope, staffing, location, reliance upon management and general audit approach.

     Significant findings during the year, including the status of previous audit recommendations.

     Any difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information.

     The adequacy of the Audit Committee charter, annually.

     Any matters raised by the audit that the Audit Committee believes should be discussed privately without the presence of management; the Audit Committee shall meet at least annually with Aristotle's independent auditors without management.

     Inquiries as to the auditor's independent qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosure practices used or proposed to be used by Aristotle.

                                THE CHAIRPERSON

    The Chairperson shall have the authority and responsibility to call the meetings of the Audit Committee, to oversee the conduct of meetings, to report on the deliberations of the Audit Committee to the Board and, as appropriate, to others. The Chairperson shall have the authority to engage, on behalf of the Audit Committee, counsel, accountants, and others in the furtherance of the Chairperson's and the Audit Committee's duties. The Audit Committee, acting by majority of its members, may overrule or modify any decision of the Chairperson, or initiate any action on its own.

                                                                      APPENDIX 1

                            THE ARISTOTLE CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2004


       Whether or not you expect to attend the meeting, you are urged to sign and return this proxy, which may be revoked at any time prior to its use.

     Steven B. Lapin and Dean T. Johnson, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of The Aristotle Corporation's Common Stock and Series I Preferred Stock held of record by the undersigned on April 30, 2004, as directed on the reverse side and, in their discretion, on all other matters which may properly come before the 2004 Annual Meeting of Stockholders to be held at the Hyatt Regency Greenwich, 1800
E. Putnam Avenue, Old Greenwich, Connecticut on June 18, 2004 at 2:00 P.M, EDT, and at any adjournment thereof, which matters were unknown to the Board of Directors prior to making this solicitation, as if the undersigned were present and voting at the meeting. The undersigned hereby revokes all previous proxies.

       The shares represented by this proxy, when properly signed, will be voted as directed by the stockholder. Where no direction is given when the duly signed proxy is returned, such shares will be voted FOR all items, and in the case of other matters that legally come before the meeting, as said proxies may deem advisable.


                          CONTINUED ON THE REVERSE SIDE



             The Board of Directors recommends a vote FOR all items.

Proposal I. ELECTION OF DIRECTORS DULY NOMINATED AND LISTED BELOW:

     For All Nominees [ ]     TO WITHHOLD AUTHORITY[ ]       Exception[ ] *

                      to vote for all nominees listed below

Nominees: John J. Crawford, John Lahey, Steven B. Lapin, Donald T. Netter, Edward Netter, Sharon M. Oster, James G. Tatum and Roy T.K. Thung

*INSTRUCTION: To withhold authority to vote for any nominee(s), write that nominee's name on the space provided below and check Exception box above.

  ----------------------------------------------------------------------------

Proposal 2. RATIFICATION OF APPOINTMENT OF AUDITORS: Ratify the appointment of KPMG LLP as independent auditors of the Company for fiscal 2004.


                  FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

            Please note any address changes or comments below and mark here [ ]:

                    -------------------------------------------------

                    -------------------------------------------------


DATED                           , 2004
      --------------------------                 -------------------------------
                                                 Signature


                                                 -------------------------------
                                                 Signature if held jointly
                                                 (NOTE: Signature(s) should
                                                 agree with the name(s)
                                                 stenciled hereon. When signing
                                                 as executor, administrator,
                                                 trustee, guardian or attorney,
                                                 please give full title as such.
                                                 For joint accounts or
                                                 co-fiduciaries, all joint
                                                 owners or co-fiduciaries should
                                                 sign. For an account in the
                                                 name of two or more persons,
                                                 each should sign or if one
                                                 signs, he or she should attach
                                                 evidence of authority.)

Votes must be indicated (x) in Black or Blue ink  [ ]

Mark here if you plan to attend the 2004 Annual Meeting of Stockholders [ ]


     Sign, Date and Return this Proxy Promptly Using the Enclosed Envelope